Exhibit 10.70

S.W.I.F.T. ABNANL2R	head office Coolsingel 93 3012 AE ROTTERDAM	mail address P.O. Box 749 3000 AS ROTTERDAM	phone/fax +31-10-4016141 +31-10-4025413

STI ESLES SHIPPING COMPANY LTD

Le Millenium 9

Boulevard Charles III

MC98000 MONACO

MONACO

Your Reference	Your Date	Our Reference	Our Date	Contact person
S778		NLAA0100238E001	2014.01.09	Anna vd Linden-Rozanska

Advice of Guarantee

SHINHAN BANK

CO LTD

120 Taepyeongno 2-ga, Jung-Gu

SEOUL 100-865

KOREA, REPUBLIC OF

with guarantee number:           M16FB1312XD00235

This message is passed on to yourselves without any responsibility from our side to you.

We have debited your USD account number 618576134 for the sum of our commissions/charges.

Commissions/Charges:

Telecomm. charges:	USD	9.61
All in fee:	USD	96.09
Total	USD	105.70

quote

LETTER OF GUARANTEE

LETTER OF GUARANTEE NO.:M16FB1312XD00235

DATE : DECEMBER 23, 2013

GENTLEMEN:

WE HEREBY OPEN OUR IRREVOCABLE LETTER OF GUARANTEE NUMBER M16FB1312XD00235 IN FAVOUR OF STI ESLES SHIPPING COMPANY LIMITED, A CORPORATION INCORPORATED AND EXISTING UNDER THE LAWS OF THE REPUBLIC OF THE MARSHALL ISLANDS, HAVING ITS REGISTERED OFFICE AT TRUST COMPANY COMPLEX, AJELTAKE ROAD, AJELTAKE ISLAND, MAJURO, MARSHALL ISLANDS 96960 (HEREINAFTER CALLED THE “BUYER”) FOR ACCOUNT OF HYUNDAI SAMHO HEAVY INDUSTRIES CO., LTD., SAMHO, KOREA (HEREINAFTER CALLED THE “BUILDER”) AS FOLLOWS IN CONNECTION WITH THE SHIPBUILDING CONTRACT DATED DECEMBER 20, 2013 (HEREINAFTER CALLED “CONTRACT”) MADE BY AND BETWEEN THE BUYER AND THE BUILDER FOR THE CONSTRUCTION OF 300,000 DWT CLASS

NLAA0100238	ABN AMRO Bank N.V., gevestigd to Amsterdam
Handelsregister K.v.K. Amsterdam, nr 34334259
BTW nr NL820646660B01

CRUDE OIL CARRIER HAVING THE BUILDER’S HULL NO. S778 (HEREINAFTER CALLED THE “VESSEL”).

IF, IN CONNECTION WITH THE TERMS OF THE CONTRACT, WHETHER SO SUPPLEMENTED, AMENDED, CHANGED OR MODIFIED, THE BUYER SHALL BECOME ENTITLED TO A REFUND OF THE ADVANCE PAYMENT MADE TO THE BUILDER PRIOR TO THE DELIVERY OF THE VESSEL, WE HEREBY IRREVOCABLY GUARANTEE THE REPAYMENT OF THE SAME TO THE BUYER WITHIN TWENTY (20) DAYS AFTER DEMAND NOT EXCEEDING USD 9,447,500 (SAY U.S. DOLLARS NINE MILLION FOUR HUNDRED FORTY SEVEN THOUSAND FIVE HUNDRED ONLY) TOGETHER WITH INTEREST THEREON AT THE RATE OF SIX PER CENT (6PCT) PER ANNUM FROM THE DATE FOLLOWING THE DATE OF RECEIPT BY THE BUILDER TO THE DATE OF REMITTANCE BY TELEGRAPHIC TRANSFER OF SUCH REFUND.

THE AMOUNT OF THIS GUARANTEE WILL BE AUTOMATICALLY INCREASED UPON THE BUILDER’S RECEIPT OF THE RESPECTIVE INSTALMENT, NOT MORE THAN TWO (2) TIMES, EACH TIME BY THE AMOUNT OF INSTALMENT PLUS INTEREST THEREON AS PROVIDED IN THE CONTRACT, BUT IN ANY EVENTUALITY THE AMOUNT OF THIS GUARANTEE SHALL NOT EXCEED THE TOTAL SUM OF USD 37,790,000 (SAY U.S. DOLLARS THIRTY SEVEN MILLION SEVEN HUNDRED NINETY THOUSAND ONLY) PLUS INTEREST THEREON AT THE RATE OF SIX PER CENT (6PCT) PER ANNUM FROM THE DATE FOLLOWING THE DATE OF THE BUILDER’S RECEIPT OF EACH INSTALMENT TO THE DATE OF REMITTANCE BY TELEGRAPHIC TRANSFER OF THE REFUND. HOWEVER, IN THE EVENT OF CANCELLATION OF THE CONTRACT BEING BASED ON DELAYS DUE TO FORCE MAJEURE OR OTHER CAUSES BEYOND THE CONTROL OF THE BUILDER, THE INTEREST RATE OF REFUND SHALL BE REDUCED TO FOUR PER CENT (4PCT) PER ANNUM AS PROVIDED IN ARTICLE X OF THE CONTRACT.

THIS LETTER OF GUARANTEE IS AVAILABLE (SUBJECT TO THE THIRD PARAGRAPH HEREOF) AGAINST THE BUYER’S FIRST WRITTEN DEMAND AND SIGNED STATEMENT CERTIFYING THAT THE BUYER’S DEMAND FOR REFUND HAS BEEN MADE IN CONFORMITY WITH ARTICLE X OF THE CONTRACT AND THE BUILDER HAS FAILED TO MAKE THE REFUND WITHIN TWENTY (20) DAYS AFTER THE BUYER’S DEMAND. REFUND SHALL BE MADE TO THE BUYER BY TELEGRAPHIC TRANSFER IN UNITED STATES DOLLARS.

IN CASE ANY REFUND IS MADE TO THE BUYER BY THE BUILDER OR BY US UNDER THIS LETTER OF GUARANTEE, OUR LIABILITY HEREUNDER SHALL BE AUTOMATICALLY REDUCED BY THE AMOUNT SUCH REFUND.

IT IS HEREBY UNDERSTOOD THAT PAYMENT OF ANY INTEREST PROVIDED HEREIN IS BY WAY OF LIQUIDATED DAMAGES DUE TO CANCELLATION OF THE CONTRACT AND NOT BY WAY OF COMPENSATION FOR USE OF MONEY.

NOTWITHSTANDING THE PROVISIONS HEREINABOVE, IN THE EVENT THAT WITHIN TWENTY (20) DAYS FROM THE DATE OF YOUR CLAIM TO THE BUILDER REFERRED TO ABOVE, WE RECEIVE NOTIFICATION FROM YOU OR THE BUILDER ACCOMPANIED BY WRITTEN CONFIRMATION TO THE EFFECT THAT YOUR CLAIM TO CANCEL THE CONTRACT OR YOUR CLAIM FOR REFUNDMENT THEREUNDER HAS BEEN DISPUTED AND REFERRED TO ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF THE CONTRACT, WE SHALL UNDER THIS GUARANTEE, REFUND TO YOU THE SUM ADJUDGED TO BE DUE TO YOU BY THE BUILDER PURSUANT TO THE AWARD MADE UNDER SUCH ARBITRATION IMMEDIATELY UPON RECEIPT FROM YOU OF A

DEMAND FOR THE SUMS SO ADJUDGED AND A COPY OF THE AWARD.

THIS LETTER OF GUARANTEE SHALL BECOME NULL AND VOID UPON RECEIPT BY THE BUYER OF THE SUM GUARANTEED HEREBY OR UPON ACCEPTANCE BY THE BUYER OF THE DELIVERY OF THE VESSEL IN ACCORDANCE WITH THE TERMS OF THE CONTRACT AND, IN EITHER CASE, THIS LETTER OF GUARANTEE SHALL BE RETURNED TO US.

THIS LETTER OF GUARANTEE IS ASSIGNABLE AND VALID FROM THE DATE OF THIS LETTER OF GUARANTEE UNTIL SUCH TIME AS THE VESSEL IS DELIVERED BY THE BUILDER TO THE BUYER IN ACCORDANCE WITH THE PROVISIONS OF THE CONTRACT.

THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF ENGLAND AND THE UNDERSIGNED HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF ENGLAND.

VERY TRULY YOURS, BY: BY: BY: BY: NAME: KIM JUNG-KAE TITLE: GENERAL MANAGER	NAME: SONG YOUNG-MAN TITLE: RELATIONSHIP MANAGER unquote

Yours faithfully,

ABN AMRO Bank N.V.

/s/ A. Vander Linder-Rozanska	/s/ [Illegible]
A. Vander Linder-Rozanska